                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 3

                                       to

                       364-DAY REVOLVING CREDIT AGREEMENT

                  THIS AMENDMENT NO. 3 TO THE 364-DAY REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of March 24, 2003 by and among THE TJX COMPANIES, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders"), BANK ONE, NA (having its principal office in Chicago, Illinois), in its capacity as contractual representative (the "Administrative Agent"), FLEET NATIONAL BANK and THE BANK OF NEW YORK, as syndication agents (the "Syndication Agents") and BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, as documentation agents (the "Documentation Agents") under that certain 364-Day Revolving Credit Agreement dated as of March 26, 2002 by and among the Borrower, the financial institutions party thereto, the Administrative Agent, the Syndication Agents and the Documentation Agents (as amended by an Amendment No. 1 dated as of May 3, 2002 and an Amendment No. 2 dated as of July 19, 2002, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agents and the Documentation Agents are parties to the Credit Agreement; and

                  WHEREAS, the Borrower has requested that the Agents and all of the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and

                  WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agents and the Documentation Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

                  1. Amendments to the Credit Agreement. Effective as of March 24, 2003 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

         1.1. Section 1.1 of the Credit Agreement is amended to delete the phrase "March 24, 2003" now appearing in the definition of "Revolving Loan Termination Date", and to substitute the following therefor: "March 19, 2004".

         1.2. Section 2.1.3 of the Credit Agreement is amended to insert the following new clause (iv) immediately prior to the period (".") now appearing at the end of the third sentence thereof:

                  , and (iv) the Eurodollar Applicable Margin applicable to such Loans or Advances as converted hereunder shall be the Eurodollar Applicable Margin as determined in accordance with the table set forth in Section 2.21 plus 0.25% (25 basis points) per annum"

         1.3. Section 2.11(b) of the Credit Agreement is amended to delete the phrase "For each day from and after each of (i) the date hereof to but not including the Conversion Date on which the Combined Utilized Amount exceeds fifty percent (50%) of the Combined Commitment, and (ii) the Conversion Date," now appearing in the first sentence thereof, and to substitute the following therefor: "For each day from and after the date hereof on which the Combined Utilized Amount exceeds fifty percent (50%) of the Combined Commitment,".

         1.4. Section 2.21 of the Credit Agreement is amended to delete the table now appearing therein, and to substitute the following therefor:

                          EURODOLLAR APPLICABLE MARGINS
                          APPLICABLE FACILITY FEE RATES
                      AND APPLICABLE UTILIZATION FEE RATES
                                (IN BASIS POINTS)

                                                                         AT LEAST      AT LEAST
                        AT LEAST        AT LEAST A      AT LEAST        BBB+ FROM      BBB FROM     NO OTHER
                        A+ FROM          FROM S&P     A-FROM S&P OR       S&P OR        S&P OR       PRICING
                       S&P OR A1        OR A2 FROM       A3 FROM        Baa1 FROM      Baa2 FROM      LEVEL
  CREDIT RATINGS      FROM MOODY'S        MOODY'S        MOODY'S         MOODY'S        MOODY'S      APPLIES
Eurodollar
Applicable Margin        14.5            18.5            30.0             40.0            62.5         85.0
Applicable                5.5             6.5             7.5             10.0            12.5         15.0
Facility Fee
Applicable
Utilization              12.5            12.5            12.5             12.5            12.5         20.0
Fee Rate

         1.5. Sections 5.4 and 5.5 of the Credit Agreement are amended to delete the phrase "January 27, 2001" now appearing therein, and to substitute the following therefor: "January 26, 2002".

         1.6. The Credit Agreement is amended to delete Schedule 1 and to substitute a new Schedule 1 to the Credit Agreement in the form of Attachment B to this Amendment.

                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

         (a) duly executed copies of this Amendment from each of the Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agents and the Lenders;

         (b) duly executed copies of a Reaffirmation in the form of Attachment A attached hereto from each of the Subsidiaries identified thereon (the "Reaffirmation");

         (c)      the Upfront Fee (as defined below);

         (d) any other fee payable to the Agents in connection with this Amendment, which fees may be paid directly to the Agents; and

         (e) a Certificate of the Secretary of the Borrower and each party executing the Reaffirmation (collectively, the "Credit Parties") certifying (i) that there have been no changes in its respective certificate of incorporation and by-laws (or equivalent governing documents) since March 26, 2002, (ii) resolutions of the board of directors (or similar governing body) of each such Credit Party approving and authorizing the execution, delivery and performance of the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, and (iii) only to the extent of any changes from the incumbency certified as of March 26, 2002, the incumbency and the signatures of the officers, identified by name and title, of each such Credit Party authorized to execute this Amendment and the other Loan Documents.

                  3. Upfront Fee. On the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Lender an upfront fee (the "Upfront Fee") in an amount equal to 0.03% (3 basis points) multiplied by such Lender's Commitment (after giving effect to this Amendment).

                  4. Representations and Warranties of the Borrower.

         4.1. The Borrower hereby represents and warrants that this Amendment, the Reaffirmation and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and the Subsidiaries parties thereto and are enforceable against the Borrower and the Subsidiaries parties thereto in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally).

         4.2. Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and agrees that all such representations and warranties are true and correct in all material respects, as though made on and as of the Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date and (ii) certifies to the Agents and the Lenders that no Default or Unmatured Default has occurred and is continuing.

                  5. Reference to the Effect on the Credit Agreement.

         5.1. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

         5.2. Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         5.3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                      THE TJX COMPANIES, INC., as the Borrower

                                      By: /s/ Mary B. Reynolds
                                      Name:  Mary B. Reynolds
                                      Title:  Vice President - Finance Treasurer

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                          BANK ONE, NA (Main Office Chicago), as
                                          Administrative Agent and as a Lender

                                          By: /s/ Vincent R. Henchek
                                          Name:  Vincent R. Henchek
                                          Title: Director

     SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                          THE BANK OF NEW YORK, as a Syndication
                                          Agent and as a Lender

                                          By: /s/ Randolph E. J. Medrano
                                          Name:  Randolph E. J. Medrano
                                          Title:  Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                           FLEET NATIONAL BANK, as a Syndication
                                           Agent and as a Lender

                                           By: /s/ Linda Alto
                                           Name: Linda Alto
                                           Title: Director

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                             BANK OF AMERICA, N.A., as a
                                             Documentation Agent and as a Lender

                                             By: /s/ Amy Krovocheck
                                             Name:  Amy Krovocheck
                                             Title:  Vice President

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                             JPMORGAN CHASE BANK, as a
                                             Documentation Agent and as a Lender

                                             By: /s/ John Francis
                                             Name: John Francis
                                             Title: Vice President

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                            UNION BANK OF CALIFORNIA, N.A., as a
                                            Lender

                                            By: /s/ Theresa L. Rocha
                                            Name:  Theresa L. Rocha
                                            Title:  Vice President

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                              KEYBANK NATIONAL ASSOCIATION, as a
                                              Lender

                                              By: /s/ Suzannah Harris
                                              Name: Suzannah Harris
                                              Title: AVP

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                              PNC BANK, NATIONAL ASSOCIATION, as
                                              a Lender

                                              By: /s/ Sidney O. Matti
                                              Name: Sidney O. Matti
                                              Title:  Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                  MELLON BANK, N.A., as a Lender

                                                  By: /s/ Nancy E. Gale
                                                  Name: Nancy E. Gale
                                                  Title:  Vice President

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                ROYAL BANK OF SCOTLAND PLC, as a
                                                Lender

                                                By: /s/ C.M. Hallam
                                                Name: C.M. Hallam
                                                Title:  Corporate Director

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                            U.S. BANK NATIONAL ASSOCIATION, as a
                                            Lender

                                            By: /s/ Thomas L. Bayer
                                            Name:  Thomas L. Bayer
                                            Title:  Vice President

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                              CITIZENS BANK OF MASSACHUSETTS, as
                                              a Lender

                                              By: /s/ Stephen F. Foley
                                              Name:  Stephen F. Foley
                                              Title:  Vice President

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                FIFTH THIRD BANK, as a Lender

                                                By: /s/ Christine L. Wagner
                                                Name:  Christine L. Wagner
                                                Title:  Assistant Vice President

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                     SOVEREIGN BANK, as a Lender

                                                     By: /s/ Jesse Wong
                                                     Name: Jesse Wong
                                                     Title:  Vice President

     SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                      WELLS FARGO BANK, NATIONAL
                                                      ASSOCIATION, as a Lender

                                                      By: /s/ Caroline Gates
                                                      Name: Caroline Gates
                                                      Title: VP

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                            THE BANK OF NOVA SCOTIA, as a Lender

                                            By: /s/ Todd S. Meller
                                            Name:  Todd S. Meller
                                            Title:  Managing Director

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                SUNTRUST BANK, N.A., as a Lender

                                                By: /s/ Todd Sheets
                                                Name: Todd Sheets
                                                Title: AVP

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                                    ATTACHMENT A

                                  REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the 364-Day Revolving Credit Agreement dated as of March 26, 2002 by and among The TJX Companies, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), Bank One, NA (having its main office in Chicago, Illinois), in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent"), FLEET NATIONAL BANK and THE BANK OF NEW YORK, as syndication agents (the "Syndication Agents"), and BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, as documentation agents (the "Documentation Agents") (as amended by an Amendment No. 1 dated as of May 3, 2002 and an Amendment No. 2 dated as of July 19, 2002, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), which Amendment No. 3 is dated as of March 24, 2003 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Syndication Agents, the Documentation Agents or any Lender, each of the undersigned reaffirms the terms and conditions of the Facility Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  March 24, 2003

T.J. MAXX OF CA, LLC
T.J. MAXX OF IL, LLC
MARMAXX OPERATING CORP.
MARSHALLS OF MA, INC.
NBC OPERATING, LLC
MARSHALLS OF RICHFIELD, MN, INC.
NEWTON BUYING COMPANY OF CA, INC.
HOMEGOODS, INC.

By: /s/ Mary B. Reynolds
Name:  Mary B. Reynolds
Title: Vice President and Treasurer

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

MARSHALLS OF CA, LLC
MARSHALLS OF IL, LLC
NBC TRUST

By: /s/ Mary B. Reynolds
Name: Mary B. Reynolds
Title: Treasurer

NBC FOURTH REALTY CORP.
MARSHALL'S OF NEVADA, INC.

By: /s/ Mary B. Reynolds
Name: Mary B. Reynolds
Title: Vice President, Treasurer and Secretary

    SIGNATURE PAGE TO AMENDMENT NO. 3 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                                    ATTACHMENT B

                                  SCHEDULE 1 TO
                       364-DAY REVOLVING CREDIT AGREEMENT

                                   Commitments

       LENDER                                                  COMMITMENT
       ------                                                  ----------
Fleet National Bank                                          $41,538,461.54
The Bank of New York                                         $41,538,461.54
Bank One, NA                                                 $30,000,000.00
Bank of America, N.A                                         $30,000,000.00
JPMorgan Chase Bank                                          $30,000,000.00
Fifth Third Bank                                             $19,230,769.23
Union Bank of California, N.A.                               $18,461,538.45
Key Bank National Association                                $16,153,846.15
PNC Bank, National Association                               $13,846,153.85
Mellon Bank                                                  $13,846,153.85
Royal Bank of Scotland                                       $13,846,153.85
US Bank National Association                                 $13,846,153.85
The Bank of Nova Scotia                                      $10,000,000.00
Suntrust Bank, N.A.                                          $10,000,000.00
Citizens Bank of Massachusetts                               $9,230,769.23
Sovereign Bank                                               $9,230,769.23
Wells Fargo Bank, National
Association                                                  $9,230,769.23
TOTAL:                                                       $330,000,000.00